EXHIBIT 99.4
Summary Financial and Other Data
The following table sets forth summary financial and other data as of and for each of the periods indicated below. The summary consolidated income statement data and statement of cash flows data for the years ended December 31, 2016, 2015 and 2014 and the selected consolidated balance sheet data as of December 31, 2016 and 2015 have been derived from, and are qualified by reference to, our audited consolidated financial statements incorporated by reference in this offering circular. The summary consolidated income statement data and statement of cash flows data for the years ended December 31, 2013 and 2012 and the selected consolidated balance sheet data as of December 31, 2014, 2013 and 2012 have been derived from our audited consolidated financial statements that are not included or incorporated by reference in this offering circular. The summary consolidated income statement data and statement of cash flows data for the three months ended March 31, 2017 and 2016 and the selected consolidated balance sheet data as of March 31, 2017 and 2016 have been derived from, and are qualified by reference to, our unaudited condensed consolidated financial statements incorporated by reference into this offering circular. We derived the summary pro forma income statement data for the twelve months ended March 31, 2017 by adding the pro forma income statement data for the year ended December 31, 2016 and the summary income statement data for the three months ended March 31, 2017, and subtracting the pro forma income statement data for the three months ended March 31, 2016.
The summary consolidated income statement data and statement of cash flows data for the year ended December 31, 2016 include the results of operations for Cash America for the period September 2, 2016 to December 31, 2016, and the summary consolidated income statement data and statement of cash flows data for the three months ended March 31, 2017 include the results of operations for Cash America for the entire period. The selected consolidated balance sheet data at December 31, 2016 and March 31, 2017 include preliminary valuations of the assets acquired and liabilities assumed in the Merger.
The historical results presented below are not necessarily indicative of the results to be expected for any future period. This information is only a summary and should be read in conjunction with “Risk Factors” included in this offering circular and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included in this offering circular and incorporated by reference herein from our 2016 Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “2017 First Quarter Form 10-Q”).

								Pro Forma Twelve Months Ended March 31, 2017(1)

						Three Months Ended March 31,
	Year Ended December 31,
	2012	2013	2014	2015	2016	2016	2017
	(in thousands, except per share amounts and certain operating data)
Income Statement Data:
Revenue:
Retail merchandise sales	$287,456	$367,187	$428,182	$449,296	$669,131	$118,776	$259,994	$1,011,506
Pawn loan fees	152,237	181,555	199,357	195,448	312,757	51,433	128,251	520,323
Consumer loan and credit services fees	48,692	43,781	36,749	27,803	43,851	5,686	21,220	89,224
Wholesale scrap jewelry sales	103,706	68,325	48,589	32,055	62,638	7,308	38,111	135,843
Total revenue	592,091	660,848	712,877	704,602	1,088,377	183,203	447,576	1,756,896

Cost of revenue:
Cost of retail merchandise sold	167,144	221,361	261,673	278,631	418,556	74,422	165,635	645,419
Consumer loan and credit services loss provision	12,556	11,368	9,287	7,159	11,993	1,047	4,092	22,003
Cost of wholesale scrap jewelry sold	76,853	58,545	41,044	27,628	53,025	5,871	34,949	125,177
Total cost of revenue	256,553	291,274	312,004	313,418	483,574	81,340	204,676	792,599

Net revenue	335,538	369,574	400,873	391,184	604,803	101,863	242,900	964,297

								Pro Forma Twelve Months Ended March 31, 2017(1)

						Three Months Ended March 31,
	Year Ended December 31,
	2012	2013	2014	2015	2016	2016	2017
Expenses and other income:
Store operating expenses	148,879	181,321	198,986	207,572	328,014	55,411	136,744	545,977
Administrative expenses	48,902	47,180	53,588	51,883	96,537	17,268	33,238	149,873
Depreciation and amortization	12,939	15,361	17,476	17,939	31,865	4,937	14,243	55,006
Interest expense, net	1,272	3,170	12,845	15,321	19,569	4,186	5,786	26,545
Merger and other acquisition expenses	1,309	2,350	998	2,875	36,670	400	647	947
Goodwill impairment – U.S. consumer loan operations	—	—	—	7,913	—	—	—	—
Gain disposition of equity securities	—	—	—	—	(1,299)	—	—	(3,961)
Total expenses and other income	213,301	249,382	283,893	303,503	511,356	82,202	190,658	774,387

Income from continuing operations before income taxes	122,237	120,192	116,980	87,681	93,447	19,661	52,242	189,910

Provision for income taxes	41,375	35,713	31,542	26,971	33,320	6,487	19,597	67,907

Income from continuing operations	80,862	84,479	85,438	60,710	60,127	13,174	32,645	122,003

Loss from discontinued operations, net of tax	(503)	(633)	(272)	—	—	—	—	—

Net income	$80,359	$83,846	$85,166	$60,710	$60,127	$13,174	$32,645	$122,003

Dividends declared per common share	$ —	$ —	$ —	$ —	$0.565	$0.125	$0.190	$0.63

Balance Sheet Data:
Inventories	$63,345	$77,793	$91,088	$93,458	$330,683	$90,714	$308,165	$308,165
Pawn loans	103,181	115,234	118,536	117,601	350,506	126,620	314,505	314,505
Net working capital	209,132	236,417	258,194	279,259	748,507	240,521	671,048	671,048
Total assets	506,544	660,999	711,880	752,895	2,145,203	753,885	2,043,554	2,043,554
Long-term liabilities	122,978	201,889	234,880	275,338	551,589	258,669	438,569	438,569
Total liabilities	154,128	250,650	277,439	321,513	695,217	314,598	556,319	556,319
Stockholders’ equity	352,416	410,349	434,441	431,382	1,449,986	439,287	1,487,235	1,487,235

								Pro Forma Twelve Months Ended March 31, 2017(1)

						Three Months Ended March 31,
	Year Ended December 31,
	2012	2013	2014	2015	2016	2016	2017
Statement of Cash Flows Data:
Net cash flows provided by (used in):
Operating activities	$88,792	$106,718	$97,679	$92,749	$96,854	$25,076	$63,865
Investing activities	(159,904)	(140,726)	(85,366)	(71,676)	(25,967)	(27,095)	58,259
Financing activities	49,525	54,644	(9,098)	9,127	(58,713)	(28,062)	(142,177)

Other Financial Data(2):
Adjusted EBITDA			148,027	132,201	180,252	29,184	72,918	268,447
Adjusted net income			80,004	68,483	85,332	13,434	33,053	120,126
Free cash flow (twelve months ended)			71,255	67,960	46,919	60,630	145,871
Ratio of total debt (as adjusted) (3) to Adjusted EBITDA								1.6
Ratio of Adjusted EBITDA to interest expense (as adjusted)(3)								9.3

Location Counts:
Pawn stores	715	821	912	1,005	2,012	1,204	2,017	2,017
Credit services/consumer loan stores	99	85	93	70	73	69	73	73
	814	906	1,005	1,075	2,085	1,273	2,090	2,090

(1)	See “Unaudited Pro Forma Combined Financial Information.”

(2)	These measures are non-GAAP financial measures.

(3)	Total debt and interest expense is calculated on a pro forma basis, as adjusted to give effect to the offering of the notes.

The Company uses certain financial calculations such as EBITDA, adjusted EBITDA, adjusted net income and free cash flow (as defined or explained below) as factors in the measurement and evaluation of the Company’s operating performance and period-over-period growth. The Company derives these financial calculations on the basis of methodologies other than GAAP, primarily by excluding from a comparable GAAP measure certain items that the Company does not consider to be representative of its actual operating performance. These financial calculations are “non-GAAP financial measures” as defined in SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s operating performance and because management believes they provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating EBITDA, adjusted EBITDA, adjusted net income and free cash flow are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non-GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA, adjusted EBITDA, adjusted net income and free cash flow as presented may not be comparable to other similarly titled measures of other companies.

The Company expects to incur additional expenses over the next two years in connection with the Merger and integration with Cash America. The Company has adjusted the applicable financial measures to exclude these items because it generally would not incur such costs and expenses as part of its continuing operations. The Merger-related expenses are predominantly incremental costs directly associated with the Merger and integration of Cash America, including professional fees, legal expenses, severance and retention payments, accelerated vesting of certain equity compensation awards, contract breakage costs and costs related to consolidation of technology systems and corporate facilities.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
The Company defines EBITDA as net income before income taxes, depreciation and amortization, interest expense and interest income, and adjusted EBITDA as EBITDA further adjusted to exclude certain items as listed below that management considers to be non-operating in nature and not representative of the Company’s actual operating performance. The Company believes EBITDA and adjusted EBITDA are commonly used by investors to assess a company’s financial performance. However, EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for net income or other statement of income data prepared in accordance with GAAP. The following table provides a reconciliation of net income to EBITDA and adjusted EBITDA (unaudited, in thousands):

	Year Ended December 31,			Three Months Ended March 31,		Pro Forma Twelve Months Ended March 31, 2017

	2014	2015	2016	2016	2017
Net income	$85,166	$60,710	$60,127	$13,174	$32,645	$122,003
Income taxes	31,542	26,971	33,320	6,487	19,597	67,907
Depreciation and amortization(a)	17,476	17,446	31,865	4,937	14,243	55,006
Interest expense	13,527	16,887	20,320	4,460	6,113	27,383
Interest income	(682)	(1,566)	(751)	(274)	(327)	(838)
EBITDA	147,029	120,448	144,881	28,784	72,271	271,461
Adjustments:
Merger-related expenses	—	—	36220	250	647	647
Other acquisition expenses	998	2,875	450	150	—	300
Restructuring expenses related to U.S. consumer loan operations	—	8,878	—	—	—	—
Net gain on sale of common stock of Enova International, Inc.	—	—	(1,299)	—	—	(3,961)
Adjusted EBITDA	$148,027	$132,201	$180,252	$29,184	$72,918	$268,447

(a)	For fiscal 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations.
Adjusted Net Income
Management believes the presentation of adjusted net income provides investors with greater transparency and provides a more complete understanding of the Company’s financial performance and prospects for the future. In addition, management believes the adjustments shown below are useful to investors in order to allow them to compare the Company’s financial results for the current periods presented with the prior periods presented.

The following table provides a reconciliation between net income calculated in accordance with GAAP to adjusted net income, which are shown net of tax (unaudited, in thousands):

	Year Ended December 31,			Three Months Ended March 31,		Pro Forma Twelve Months Ended March 31,
	2014	2015	2016	2016	2017	2017
Net income, as reported	$85,166	$60,710	$60,127	$13,174	$32,645	$122,003
Adjustments, net of tax:
Merger-related expenses
Transaction	—	—	14,399	166	—	—
Severance and retention	—	—	9,594	—	354	354
Other	—	—	1,726	—	54	54
Total Merger-related expenses	—	—	25,719	166	408	408
Other acquisition expenses	679	1,989	304	94	—	210
Restructuring expenses related to U.S. consumer loan operations	—	5,784	—	—	—	—
Foreign tax benefit	(5,841)	—	—	—	—	—
Net gain on sale of common stock of Enova	—	—	(818)	—	—	(2,495)
Adjusted net income	$80,004	$68,483	$85,332	$13,434	$33,053	$120,126

The following tables provide a reconciliation of the gross amounts, the impact of income taxes and the net amounts for each of the adjustments included in the table above (unaudited, in thousands):

	Year Ended December 31,
	2014			2015			2016			Pro Forma Twelve Months Ended March 31, 2017
	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax
Merger-related expenses(a)	$ —	$ —	$ —	$ —	$ —	$ —	$36,220	$10,501	$25,719	$647	$239	$408
Other acquisition expenses	998	319	679	2,875	886	1,989	450	146	304	300	90	210
Restructuring expenses related to U.S. consumer loan operations	—	—	—	8,878	3,094	5,784	—	—	—	—	—	—
Foreign tax benefit	—	5,841	(5,841)	—	—	—	—	—	—	—	—	—
Net gain on sale of common stock of Enova	—	—	—	—	—	—	(1,299)	(481)	(818)	(3,961)	(1,466)	(2,495)
Total adjustments	$998	$6,160	$(5,162)	$11,753	$3,980	$7,773	$35,371	$10,166	$25,205	$(3,014)	$(1,137)	$(1,877)

(a)
Resulting tax benefit for the year ended December 31, 2016 is less than the statutory rate as a portion of the transaction costs are not deductible for tax purposes. See Note 4 to the consolidated financial statements in “Financial Statements and Supplementary Date” in the 2016 Form 10-K for further information.

	Three Months Ended March 31,
	2016			2017
	Pre-tax	Tax	After-tax	Pre-tax	Tax	After-tax
Merger-related expenses	$250	$84	$166	$647	$239	$408
Other acquisition expenses	150	56	94	—	—	—
Total adjustments	$400	$140	$260	$647	$239	$408

Free Cash Flow
For purposes of its internal liquidity assessments, the Company considers free cash flow, which the Company defines as cash flow from operating activities reduced by purchases of property and equipment and net cash outflow from loan receivables. Free cash flow is commonly used by investors as an additional measure of cash generated by business operations that may be used to repay scheduled debt maturities and debt service or, following payment of such debt obligations and other non-discretionary items, may be available to invest in future growth through new business development activities or acquisitions, repurchase stock, pay cash dividends or repay debt obligations prior to their maturities. These metrics can also be used to evaluate the Company’s ability to generate cash flow from business operations and the impact that this cash flow has on the Company’s liquidity. However, free cash flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for cash flow from operating activities, including discontinued operations, or other income statement data prepared in accordance with GAAP. The following table reconciles “net cash flow from operating activities” to “free cash flow” (in thousands):

	Year Ended December 31,			Twelve Months Ended March 31,
	2014	2015	2016	2016	2017
Cash flow from operating activities	$97,679	$92,749	$96,854	$90,395	$135,643
Cash flow from investing activities:
Loan receivables, net of cash repayments	(2,470)	(3,716)	(16,072)	(6,735)	45,824
Purchases of property and equipment	(23,954)	(21,073)	(33,863)	(23,030)	(35,596)
Free cash flow	$71,255	$67,960	$46,919	$60,630	$145,871